Exhibit 99.1

Monthly Operating Report ACCRUAL BASIS UNITED STATES BANKRUPTCY COURT NORTHERN & EASTERN DISTRICTS OF TEXAS REGION 6 MONTHLY OPERATING REPORT MONTH ENDING: July 2017 MONTH YEAR IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE. RESPONSIBLE PARTY: /s/ Andrew Hinkelman Chief Restructuring Officer ORIGINAL SIGNATURE OF RESPONSIBLE PARTY TITLE Andrew Hinkelman 8/31/2017 PRINTED NAME OF RESPONSIBLE PARTY DATE PREPARER: ORIGINAL SIGNATURE OF PREPARER TITLE PRINTED NAME OF PREPARER DATE CASE NAME: ADPT DFW Holdings LLC, et al. CASE NUMBER: 17-31432 (jointly administered) JUDGE: Stacey G. C. Jernigan

Monthly Operating Report
ACCRUAL BASIS-1

CASE NAME:	ADPT DFW Holdings LLC, et al.
CASE NUMBER:	17-31432 (jointly administered)

	May 31, 2017	June 30, 2017	July 31, 2017	Notes:
ASSETS				
Current assets				
Cash	24,524,218	17,625,375	25,010,103	
Accounts receivable , net of allowance	32,118,436	35,590,605	34,494,741	
Other receivables and current assets	7,448,004	7,186,802	7,574,793	See detail below
Due from related party	(8,616,469)	(5,734,448)	(2,583,301)	
Medical supplies inventory	4,762,782	4,766,395	4,770,129	
Total Current Assets	60,236,970	59,434,729	69,266,465	
Property and equipment, net	29,634,163	28,980,966	28,630,726	
Investment in unconsolidated affiliates	45,607,135	39,780,263	33,788,683	
Deposits	1,540,260	1,540,430	1,541,010	
Deferred tax asset	202,384,237	202,384,237	202,384,237	
Intangibles, net	16,900,000	16,900,000	16,900,000	
Goodwill	51,390,058	51,390,058	51,390,058	
Note receivable	11,000,000	11,000,000	11,000,000	
Other long-term assets	2,224,711	2,235,583	2,247,492	See detail below
Total assets	420,917,534	413,646,266	417,148,670	
LIABILITIES AND SHAREHOLDERS' EQUITY				
Current liabilities - Debtor Post Petition				
Accounts payable	1,427,357	1,764,457	2,047,917	
DIP Loan (with accrued PIK interest)	20,069,014	25,688,215	42,724,999	
Accrued expenses	19,587,441	26,736,553	29,662,470	Refer to General Notes
Accrued compensation	4,741,835	8,147,156	8,387,010	Refer to General Notes
Total current liabilities - Debtor Post Petition	45,825,647	62,336,381	82,822,395	
Current liabilities - Debtor Pre Petition				
Accounts payable - Debtor Pre-Petition	14,183,962	13,153,285	12,277,831	Refer to General Notes
Total current liabilities - Debtor Pre Petition	14,183,962	13,153,285	12,277,831	
Current liabilities - Other				
Accounts payable - Non-Debtor	15,568,843	13,391,010	14,749,263	
Current deferred rent	925,082	920,950	915,962	(1)
Total current liabilities - Other	16,493,924	14,311,960	15,665,225	
Total current liabilities	76,503,534	89,801,626	110,765,451	
Long-term liabilities				
Current maturities of capital lease obligations	120,518	120,673	120,828	
Current maturities of long-term debt	16,379,722	11,392,421	11,981,860	
Long-term debt, less current maturities	192,833,855	197,872,416	197,840,244	
Payable to related parties pursuant to tax receivable agreement	237,913,559	237,913,559	237,913,559	
Mandatorily redeemable preferred stock	28,685,682	28,877,729	29,071,057	
Capital lease obligations, less current maturities	410,604	399,373	395,839	
Deferred rent, less current maturities	4,696,647	4,762,338	4,699,142	(1)
Due to related party	59,160,274	54,804,458	54,033,230	(1)
Total long-term liabilities	540,200,862	536,142,966	536,055,758	
Total liabilities	616,704,395	625,944,592	646,821,210	
Shareholders' equity (deficit)	(195,786,862)	(212,298,326)	(229,672,539)	
Total liabilities and shareholders' equity	420,917,534	413,646,266	417,148,670	

Other receivables and current assets				
A/R NIX	60,000	120,000	180,000	
Employee Advances	27,431	23,709	19,362	
Accounts Receivable - Officers	3,087	3,119	3,375	
Receivable Cash in Transit	653,135	653,135	653,135	
Accounts Receivable - MPT	4,760,035	4,407,168	4,398,980	
Prepaid Insurance	541,925	366,894	921,294	
Prepaid Rent	-	155,021	-	
Other Prepaid Expense	542,942	395,732	375,876	
Prepaid Facilities Supplies	16,773	16,785	17,211	
Prepaid Maintenance Contracts	9,413	7,760	9,752	
Prepaid Software Licenses	529,864	766,664	767,013	
Prepaid Licenses	303,398	270,813	228,795	
Total	7,448,004	7,186,802	7,574,793	

Other long-term assets				
Def Lease Asset - LT	133,359	130,617	127,875	
Deferred Lease Cost	1,894,857	1,881,146	1,867,435	
Interest Receivable	196,495	223,820	252,182	
Total	2,224,711	2,235,583	2,247,492	

Notes:

Letter of Credit Obligations are not recorded on the financial statements

July covers the balances as of 07/31/2017

June covers the balances as of 06/30/2017

May covers the balances as of 05/31/2017

(1) Amount shown reflects pre and post petition amounts. Company's standard reporting does not provide breakdown of liability

Monthly Operating Report
ACCRUAL BASIS-2

CASE NAME:	ADPT DFW Holdings LLC, et al.
CASE NUMBER:	17-31432 (jointly administered)

	May 31, 2017	June 30, 2017	July 31, 2017	Notes:
Revenue				
Patient service revenue	$ 32,569,756	$ 24,214,346	$ 21,315,143	
Provision for bad debts	(14,986,886)	(7,177,368)	(2,383,654)	
Net patient service revenue	$ 17,582,870	$ 17,036,978	$ 18,931,489	
Management and contract services revenue	(1,663,974)	409,627	481,566	
Total net operating revenue	$ 15,918,895	$ 17,446,605	$ 19,413,055	
Operating Expenses				
Salaries, wages and benefits	$ (20,903,996)	$ (14,944,733)	$ (14,994,843)	
Equity in earnings (loss) of joint ventures	(9,853,254)	(7,149,864)	(7,010,454)	
General and administration costs	(2,746,954)	(2,078,216)	(2,888,818)	
Depreciation and amortization	(996,524)	(694,345)	(646,783)	
Other operating expenses	(4,674,066)	(4,068,924)	(3,907,318)	
Gain (loss) on disposal of assets	-	-	-	
Operating income (loss)				
Financing charges	$ (2,061,474)	$ (1,773,541)	$ (1,826,405)	
Reorganization costs, net	(2,091,353)	(3,144,564)	(6,158,459)	
Other (Adjustments to Allowed Claims, debt valuation)	-	-	-	
Loss before income tax	$ (27,408,726)	$ (16,407,582)	$ (18,020,025)	
Income tax expense	(407,000)	-	(6,104)	(1)
Net Loss	$ (27,815,726)	$ (16,407,582)	$ (18,026,129)	

Notes:

July covers the period between 07/01/2017 and 07/31/2017

June covers the period between 06/01/2017 and 06/30/2017

May covers the period between 04/20/2017 and 05/31/2017

(1) Federal income tax expense has not been recorded in 2017. May income tax expense represents Texas Franchise tax which was due in May. July income tax expense represents excise tax which was due in July

Monthly Operating Report
ACCRUAL BASIS-3

CASE NAME:	ADPT DFW Holdings LLC, et al.
CASE NUMBER:	17-31432 (jointly administered)

	May 31, 2017	June 30, 2017	July 31, 2017	Notes:
Beginning Cash (Bank Balance)	5,088,417	24,160,338	17,642,090	
Cash Receipts - Patient Revenue Related	58,731,050	42,573,300	40,369,588	
Cash Receipts - Debt Draw Related	19,900,000	5,583,400	16,899,000	
Total Cash Receipts	78,631,050	48,156,700	57,268,588	
Disbursements				
Payroll, Payroll Taxes, and Benefits	20,564,918	14,207,993	14,253,579	
Physician Payroll	15,193,699	15,305,429	15,012,000	
Rent & Other Occupancy	6,313,035	5,909,349	6,083,778	
Utilities	761,089	840,265	577,292	
Equipment Leases	2,735,816	2,299,624	3,082,105	
Lab Fees, Supplies & Other Patient Expenses	3,585,246	3,676,104	2,515,114	
Insurance	2,008,517	456,578	441,468	
Other Disbursements	6,028,695	8,044,666	6,971,547	
Professional Fees	205,840	3,595,300	3,283,600	(1)
Deposits	729,419	-	-	
Critical Vendors	17,175	338,908	511,211	
503(b)(9)	-	-	-	
Priority Claims	-	-	-	
Taxes	1,415,680	732	1,657	
Total Disbursements	59,559,129	54,674,948	52,733,353	
Net Cash Flow	19,071,921	(6,518,249)	4,535,235	
Ending Cash (Bank Balance)	24,160,338	17,642,090	22,177,325	

Closing Balance Reconciliation

Book Balance	24,524,218	17,625,375	25,010,103	Book Balance of Debtors
Non-Debtor Accounts and Adjustments	365,540	4,064,287	2,823,366	(2)
Escrow Accounts (Professional Fee and Utility)	(729,419)	(4,047,572)	(5,656,144)	
Ending Cash (Bank Balance)	**24,160,338**	**17,642,090**	**22,177,325**	Available Bank Balance

Notes:

Cash Receipts include receipts for non-debtor facilities

Cash Disbursements include disbursements for non-debtor facilities

(1) Professional Fees represent the funding of the professional fee escrow account

(2) Non-Debtor Accounts and Adjustments include the cash receipts that have not been swept to the Debtor's Bank of America accounts (from Colorado's JPM Account and other Non-Debtor Bank of America accounts), as well as adjustments to include the impact of outstanding checks and other accounting reconciling items to arrive at ending bank balance

Monthly Operating Report
ACCRUAL BASIS-3

CASE NAME:	ADPT DFW Holdings LLC, et al.
CASE NUMBER:	17-31432 (jointly administered)

Case Number	Legal Entity Name	May 31, 2017 Receipts	May 31, 2017 Disbursements	June 30, 2017 Receipts	June 30, 2017 Disbursements	July 31, 2017 Receipts	July 31, 2017 Disbursements	Notes
17-31432	ADPT DFW Holdings LLC	$ -	$ -	$ -	$ -	$ -	$ -	
17-31434	Adeptus Health Inc.	-	-	-	-	-	-	
17-31435	Adeptus Health LLC	-	-	-	-	-	-	
17-31436	First Choice ER, LLC	39,226,369	-	28,243,499	-	27,609,049	-	Includes receipts related to non-debtor entities
17-31437	East Mesa Medical Center LLC	-	-	-	-	-	-	
17-31438	League City Medical Center LLC	-	-	-	-	-	-	
17-31439	East Pflugerville Medical Center LLC	312,579	276,358	249,010	128,901	254,991	129,160	
17-31440	Antoine Medical Center LLC	890,092	420,427	618,790	273,269	611,359	207,763	
17-31441	Legacy Trails Medical Center LLC	490,525	310,288	312,154	181,077	441,053	117,389	
17-31442	East Riverside Medical Center LLC	-	217,161	-	87,741	-	153,214	
17-31443	ECC Management, LLC	-	10,166,921	-	9,365,045	-	10,695,691	Disbursements for non-debtors shown at bottom
17-31444	Arizona General ER LLC	-	-	-	-	-	-	
17-31445	Lewis Center Medical Center LLC	-	-	-	-	-	-	
17-31446	Litchfield Park Medical Center LLC	-	-	-	-	-	-	
17-31447	FCER Management, LLC	-	197	-	-	-	2,385	
17-31448	Adeptus Health Colorado Holdings LLC	-	-	-	-	-	-	
17-31449	Atascocita 1960 Medical Center LLC	-	2,647	-	11,369	-	-	
17-31450	Louetta Medical Center LLC	-	-	-	-	-	-	
17-31451	First Texas Hospital Cy-Fair LLC	10,009,855	8,142,241	7,194,983	4,787,755	6,387,913	3,705,683	
17-31452	Rosenberg Medical Center LLC	-	-	-	-	-	-	
17-31453	Marrero Medical Center LLC	-	-	-	-	-	-	
17-31454	Austin Brodie Medical Center LLC	338,874	318,070	370,613	170,544	256,521	122,601	
17-31455	Adeptus Health Management LLC	-	-	-	-	-	-	
17-31456	Baytown Medical Center LLC	-	-	-	-	-	-	
17-31457	Meadowbrook Heights Medical Center LLC	-	-	-	-	-	-	
17-31458	Medical Center of Crosby Lynchburg LLC	-	-	-	-	-	-	
17-31459	Bella Terra Medical Center LLC	-	-	-	-	-	-	
17-31460	Roy Richard Medical Center LLC	-	-	-	-	-	-	
17-31461	Adeptus Health Phoenix Holdings LLC	-	-	-	-	-	-	
17-31462	Medical Center of Spring Rayford Richards LLC	-	-	-	-	-	-	
17-31463	San Antonio Nacogdoches Medical Center LLC	232,761	322,361	217,338	170,352	163,984	118,676	
17-31464	Four Points Medical Center LLC	-	-	-	-	-	-	
17-31465	Mesa Tierra Medical Center LLC	-	-	-	-	-	-	
17-31466	Adeptus Health Ventures LLC	-	-	-	-	-	-	
17-31467	San Tan Valley Medical Center LLC	-	-	-	-	-	-	
17-31468	Bender's Landing Medical Center LLC	-	-	-	-	-	-	
17-31469	Friendswood Medical Center LLC	343,012	310,901	306,215	172,520	223,997	148,509	
17-31470	Midlothian Medical Center LLC	-	-	-	-	-	-	
17-31471	ADPT Columbus Holdings LLC	-	-	-	-	-	-	
17-31472	Seguin Foster Medical Center LLC	-	-	-	-	-	-	
17-31473	Mountain Park Ranch Medical Center LLC	-	-	-	-	-	-	
17-31474	FTH Houston Partners LLC	-	-	-	-	-	-	
17-31475	Blacklick Woods Medical Center LLC	-	-	-	-	-	-	
17-31476	Sienna Plantation Medical Center LLC	-	-	-	-	-	-	
17-31477	Garland Centerville Medical Center LLC	-	-	-	-	-	-	
17-31478	National Medical Professionals of Arizona LLC	2,339,485	2,267,166	1,749,297	2,255,183	1,426,522	2,338,935	
17-31479	ADPT Houston Holdings LLC	-	-	-	-	-	-	
17-31480	South Bend Medical Center LLC	-	-	-	-	-	-	
17-31481	Gilbert Medical Center LLC	-	-	-	-	-	-	
17-31482	Briar Forest-Eldridge Medical Center LLC	-	-	-	-	-	-	
17-31483	National Medical Professionals of Ohio LLC	-	-	-	-	-	-	
17-31484	South Carrier Medical Center LLC	-	-	-	-	-	-	
17-31485	Gleannloch Farms Medical Center LLC	-	-	-	-	-	-	
17-31486	ADPT New Orleans Holdings LLC	-	-	-	-	-	-	
17-31487	South Green Oaks Medical Center LLC	-	-	-	-	-	-	
17-31488	Broad Wagoner Medical Center LLC	-	-	-	-	-	-	
17-31489	Glendale Medical Center LLC	-	-	-	-	-	-	
17-31490	Goodyear Medical Center LLC	-	-	-	-	-	-	
17-31491	Spanish Oaks Medical Center LLC	-	-	-	-	-	-	
17-31492	Greenville Stacy Medical Center LLC	-	-	-	-	-	-	
17-31493	ADPT New Orleans Management LLC	-	166	-	2,364	-	279	
17-31494	Brushy Creek Medical Center LLC	304,642	324,261	183,342	168,158	183,150	153,287	
17-31495	Spring 2920 Medical Center LLC	-	-	-	-	-	-	
17-31496	Guadalupe River Medical Center LLC	-	-	-	-	-	-	
17-31497	ADPT-AZ MPT Holdings LLC	-	-	-	-	-	-	
17-31498	Camelback 83rd Medical Center LLC	-	-	-	-	-	-	
17-31499	Hampden Tower Medical Center LLC	-	-	-	-	-	-	
17-31500	Spring Green Medical Center LLC	147,417	293,083	120,217	134,980	63,026	98,825	
17-31501	Helotes Medical Center LLC	257,310	333,513	136,944	181,439	163,064	122,239	
17-31502	ADPT-AZ RE Holdings LLC	-	-	-	-	-	-	
17-31503	SSH Medical Center LLC	406,108	356,523	336,029	183,371	248,565	194,536	
17-31504	Hilliard Medical Center LLC	-	-	-	-	-	-	
17-31505	Cedar Park Lakeline Medical Center LLC	-	-	-	-	-	-	
17-31506	Sterling Ridge Medical Center II LLC	-	-	-	-	-	-	
17-31507	Houston 9520 Jones Medical Center LLC	-	-	-	-	-	-	
17-31508	ADPT-CO MPT Holdings LLC	-	-	-	-	-	-	
17-31509	Centennial Medical Center LLC	-	-	-	-	-	-	
17-31510	New Orleans East Medical Center LLC	-	-	-	-	-	-	
17-31511	Houston FM 1960 Medical Center LLC	-	-	-	358	-	179	
17-31512	ADPT-CO RE Holdings LLC	-	-	-	-	-	-	
17-31513	Sterling Ridge Medical Center LLC	-	-	-	-	-	-	
17-31514	Katy ER Center LLC	-	-	-	-	-	-	
17-31515	Summerwood Medical Center LLC	-	-	-	-	-	-	
17-31516	Center Street DP Medical Center LLC	-	-	-	-	-	-	
17-31517	Keller Medical Center LLC	-	-	-	-	-	-	
17-31518	Surprise Medical Center LLC	-	-	-	-	-	-	
17-31519	ADPT-Columbus MPT Holdings LLC	-	-	-	-	-	-	
17-31520	Kingwood Medical Center LLC	-	-	-	-	-	-	
17-31521	Chandler Germann Medical Center LLC	-	-	-	-	-	-	
17-31522	SW Chandler Medical Center LLC	-	-	-	-	-	-	
17-31523	ADPT-Columbus RE Holdings LLC	-	-	-	-	-	-	
17-31524	Kuykendahl Medical Center LLC	-	-	-	-	-	-	
17-31525	Chandler Heights Medical Center LLC	-	-	-	-	-	-	
17-31526	La Porte Medical Center LLC	274,649	288,639	192,413	163,474	191,286	143,784	
17-31527	ADPT-DFW MPT Holdings LLC	-	-	-	-	-	-	
17-31528	Sycamore School Medical Center LLC	-	-	-	-	-	-	
17-31529	Cinco Ranch Medical Center LLC	-	-	-	-	-	-	
17-31530	Lakewood Forest Medical Center LLC	-	-	-	-	-	-	
17-31531	Tempe McClintock Baseline Medical Center LLC	-	-	-	-	-	-	
17-31532	ADPT-DFW RE Holdings LLC	-	-	-	-	-	-	
17-31533	ADPT-Houston MPT Holdings LLC	-	-	-	-	-	-	
17-31534	Tempe Rural-Baseline Medical Center LLC	-	-	-	-	-	-	
17-31535	Colonial Lakes Medical Center LLC	-	-	-	-	-	-	
17-31536	ADPT-Houston RE Holdings LLC	-	-	-	-	-	-	
17-31537	Texas Regional Hospital LLC	-	-	-	-	-	-	
17-31538	Northwest Harris County Medical Center LLC	-	-	-	-	-	-	
17-31539	Colorado General Hospital LLC	-	-	-	-	-	-	
17-31540	Ohio General ER LLC	-	-	-	-	-	-	
17-31541	Victory Lakes Medical Center LLC	165,247	311,207	108,862	162,597	126,905	117,781	
17-31542	ADPT-LA MPT Holdings LLC	-	-	-	-	-	-	
17-31543	Wadsworth-Belleview Medical Center LLC	-	-	-	-	-	-	
17-31544	Conroe Medical Center LLC	-	-	-	-	-	-	
17-31545	ADPT-LA RE Holdings LLC	-	-	-	-	-	-	
17-31546	Waterside Medical Center LLC	-	-	-	-	-	-	
17-31547	Ohio General Hospital LLC	-	-	-	-	-	-	
17-31548	AJNH Medical Center LLC	325,830	287,605	268,269	129,239	256,198	133,839

Monthly Operating Report
ACCRUAL BASIS-3

CASE NAME:	ADPT DFW Holdings LLC, et al.
CASE NUMBER:	17-31432 (jointly administered)

Case Number	Legal Entity Name	May 31, 2017 Receipts	May 31, 2017 Disbursements	June 30, 2017 Receipts	June 30, 2017 Disbursements	July 31, 2017 Receipts	July 31, 2017 Disbursements	Notes
17-31549	Opfree Licensing LP	-	-	-	-	-	-	
17-31550	White Settlement Medical Center LLC	-	-	-	-	-	-	
17-31551	Converse Medical Center LLC	350,204	326,625	235,747	168,530	244,343	115,130	
17-31552	Wilderness-Hardy Oak Medical Center LLC	7,835	62,715	3,998	54,824	2,373	13,207	
17-31553	Alamo Heights SA Medical Center LLC	-	-	-	-	-	-	
17-31554	Copperwood Medical Center LLC	-	-	-	-	-	-	
17-31555	William Cannon Medical Center LLC	-	-	-	-	-	-	
17-31556	Algiers Medical Center LLC	-	-	-	-	-	-	
17-31557	Creekside Forest Medical Center LLC	-	-	-	-	-	-	
17-31558	OpFree RE Investments, Ltd.	-	-	-	-	-	-	
17-31559	Culebra-Tezel Medical Center LLC	357,289	279,070	240,585	133,524	178,336	216,947	
17-31560	De Zavala Medical Center LLC	545,648	321,881	323,858	187,149	329,051	127,676	
17-31561	Alvin Medical Center LLC	334,459	298,460	290,107	167,698	217,188	101,851	
17-31562	OpFree, LLC	-	-	-	-	-	-	
17-31563	Dublin Medical Center LLC	-	-	-	-	-	-	
17-31564	Anthem Medical Center LLC	-	-	-	-	-	-	
17-31565	Eagles Nest Medical Center LLC	-	-	-	-	-	-	
17-31566	Pearland 518 Medical Center LLC	-	-	-	-	-	-	
17-31567	Pearland Parkway Medical Center LLC	425,871	314,559	346,854	183,756	312,470	119,089	
17-31568	Pearland Sunrise Medical Center LLC	-	-	-	-	-	-	
17-31569	Pflugerville Medical Center LLC	300,046	260,700	269,051	124,272	241,636	128,810	
17-31570	Potranco Medical Center LLC	344,943	337,727	255,125	170,162	236,608	172,801	
17-31571	Provinces Medical Center LLC	-	-	-	-	-	-	
17-31572	Queen Creek Medical Center LLC	-	-	-	-	-	-	
Non-Debtor	Non-Debtor	-	32,407,656	-	34,755,297	-	33,033,091	
Total		$ 58,731,050	$ 59,559,129	$ 42,573,300	$ 54,674,948	$ 40,369,588	$ 52,733,353	
Cash Receipts - Debt Draw Related		19,900,000	-	5,583,400	-	16,899,000	-	
Total		$ 78,631,050	$ 59,559,129	$ 48,156,700	$ 54,674,948	$ 57,268,588	$ 52,733,353

Monthly Operating Report
ACCRUAL BASIS-4

CASE NAME:	ADPT DFW Holdings LLC, et al.
CASE NUMBER:	17-31432 (jointly administered)

ACCOUNTS RECEIVABLE AGING	SCHEDULE AMOUNT	May	June	July
1. 0-30		$21,318,088	$19,391,277	$29,399,430
2. 31-60		$18,224,154	$14,617,672	$14,985,798
3. 61-90		$15,746,958	$13,999,090	$14,208,179
4. 91+		$94,060,896	$103,550,653	$75,745,039
5. TOTAL ACCOUNTS RECEIVABLE (1)	$135,478,478	$149,350,096	$151,558,693	$134,338,445
6. RESERVES AND RECONCILING ITEMS (2)	($106,121,501)	($122,319,348)	($119,554,942)	($104,097,856)
7. Non-Debtor NMP Net A/R (3)	$0	$5,087,688	$3,586,853	$4,254,152
8. ACCOUNTS RECEIVABLE (NET)	$29,356,978	$32,118,436	$35,590,605	$34,494,741

(1) Schedules did not reflect aging of A/R, as such all amounts are shown in total line
(2) Includes reconciliation items to GL including: hold accruals and bill out of service months
(3) Debtor financials include A/R balances for NMP for owned locations in Austin, Houston and San Antonio

AGING OF POSTPETITION TAXES AND PAYABLES MONTH: July 2017

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL	$0	$0	$0	$0	$0
2. STATE	$0	$0	$0	$0	$0
3. LOCAL	$0	$0	$0	$0	$0
4. OTHER (ATTACH LIST)	$0	$0	$0	$0	$0
5. TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0
6. ACCOUNTS PAYABLE (4)	$1,961,307	$86,609	$0	$0	$2,047,917

(4) Only includes aging for post-petition accounts payable for Debtors

STATUS OF POSTPETITION TAXES MONTH: July 2017

FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING	$0	$708,210	$708,210	$0
2. FICA-EMPLOYEE	$0	$367,706	$367,706	$0
3. FICA-EMPLOYER	$0	$365,846	$365,846	$0
4. UNEMPLOYMENT	$0	$1,826	$1,826	$0
5. INCOME	$0	$0	$0	$0
6. OTHER (ATTACH LIST)	$0	$0	$0	$0
7. TOTAL FEDERAL TAXES	$0	$1,443,588	$1,443,588	$0
STATE AND LOCAL				
8. WITHHOLDING	$0	$5,167	$5,167	$0
9. SALES	$140	$114	$140	$114
10. EXCISE	$0	$0	$0	$0
11. UNEMPLOYMENT	$0	$8,716	$8,716	$0
12. REAL PROPERTY	$0	$0	$0	$0
13. PERSONAL PROPERTY	$0	$0	$0	$0
14. OTHER (ATTACH LIST)	$0	$0	$0	$0
15. TOTAL STATE & LOCAL	$140	$13,997	$14,023	$114
16. TOTAL TAXES	$140	$1,457,586	$1,457,612	$114

Notes:
The beginning tax liability has been updated for state and local sales tax to reflect actual liabilities incurred and amounts paid during the period

Monthly Operating Report
ACCRUAL BASIS-5

CASE NAME:	ADPT DFW Holdings LLC, et al.
CASE NUMBER:	17-31432 (jointly administered)

MONTH: July 2017

BANK RECONCILIATIONS - Attached Schedule

No.	Account Owner	Bank	Account Type	Last 4 Digits of Bank Account	General Ledger Account Number	Balance Per Bank Statement	Add: Total Deposits Not Credited	Subtract: Outstanding Checks	Other Reconciling Items	Month End Balance Per Books	Number of Last Check Written
1	17-31451 - First Texas Hospital Cy-Fair LLC	Bank of America Merrill Lynch	Government Deposit Account	0602	n/a	-	-	-	-	-	n/a
2	17-31451 - First Texas Hospital Cy-Fair LLC	Bank of America Merrill Lynch	Non-Government Deposit Account	0615	n/a	-	-	-	-	-	n/a
3	17-31451 - First Texas Hospital Cy-Fair LLC	Bank of America Merrill Lynch	Operating Account	0592	10460	83,560	-	-	-	83,560	n/a
4	17-31451 - First Texas Hospital Cy-Fair LLC	Bank of America Merrill Lynch	Facility Sub Account	0663	n/a	-	-	-	-	-	n/a
5	17-31451 - First Texas Hospital Cy-Fair LLC	Bank of America Merrill Lynch	Facility Sub Account	0676	n/a	-	-	-	-	-	n/a
6	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	6440	n/a	-	-	-	-	-	n/a
7	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7882	n/a	-	-	-	-	-	n/a
8	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	4043	n/a	-	-	-	-	-	n/a
9	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3757	n/a	-	-	-	-	-	n/a
10	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9898	n/a	-	-	-	-	-	n/a
11	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7074	n/a	-	-	-	-	-	n/a
12	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7087	n/a	-	-	-	-	-	n/a
13	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7113	n/a	-	-	-	-	-	n/a
14	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7126	n/a	-	-	-	-	-	n/a
15	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7139	n/a	-	-	-	-	-	n/a
16	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7155	n/a	-	-	-	-	-	n/a
17	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7184	n/a	-	-	-	-	-	n/a
18	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7197	n/a	-	-	-	-	-	n/a
19	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3744	n/a	-	-	-	-	-	n/a
20	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3656	n/a	-	-	-	-	-	n/a
21	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3387	n/a	-	-	-	-	-	n/a
22	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	8453	n/a	-	-	-	-	-	n/a
23	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	8466	n/a	-	-	-	-	-	n/a
24	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	2135	n/a	-	-	-	-	-	n/a
25	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9581	n/a	-	-	-	-	-	n/a
26	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9594	n/a	-	-	-	-	-	n/a
27	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5452	n/a	-	-	-	-	-	n/a
28	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5183	n/a	-	-	-	-	-	n/a
29	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5497	n/a	-	-	-	-	-	n/a
30	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5507	n/a	-	-	-	-	-	n/a
31	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	6849	n/a	-	-	-	-	-	n/a
32	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	8387	n/a	-	-	-	-	-	n/a
33	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	0385	n/a	-	-	-	-	-	n/a
34	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3463	n/a	-	-	-	-	-	n/a
35	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3489	n/a	-	-	-	-	-	n/a
36	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5470	n/a	-	-	-	-	-	n/a
37	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	6437	n/a	-	-	-	-	-	n/a
38	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	4030	n/a	-	-	-	-	-	n/a
39	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	6122	n/a	-	-	-	-	-	n/a
40	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	6968	n/a	-	-	-	-	-	n/a
41	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	6971	n/a	-	-	-	-	-	n/a
42	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7168	n/a	-	-	-	-	-	n/a
43	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3728	n/a	-	-	-	-	-	n/a
44	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9022	n/a	-	-	-	-	-	n/a
45	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	2151	n/a	-	-	-	-	-	n/a
46	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9604	n/a	-	-	-	-	-	n/a
47	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5170	n/a	-	-	-	-	-	n/a
48	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5510	n/a	-	-	-	-	-	n/a
49	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	0398	n/a	-	-	-	-	-	n/a
50	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3476	n/a	-	-	-	-	-	n/a
51	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5829	n/a	-	-	-	-	-	n/a
52	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	2427	n/a	-	-	-	-	-	n/a
53	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	0692	n/a	-	-	-	-	-	n/a
54	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	0702	n/a	-	-	-	-	-	n/a
55	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5832	n/a	-	-	-	-	-	n/a
56	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9620	n/a	-	-	-	-	-	n/a
57	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9633	n/a	-	-	-	-	-	n/a
58	17-31478 - National Medical Professionals of Arizona LLC	Bank of America Merrill Lynch	Government Deposit Account	7384	10360	4,085	-	-	-	4,085	n/a
59	17-31478 - National Medical Professionals of Arizona LLC	Bank of America Merrill Lynch	Non-Government Deposit Account	7397	n/a	-	-	-	-	-	n/a
60	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Concentration Account	8001	10220	18,955,802	-	-	-	18,955,802	n/a
61	17-31443 - ECC Management, LLC	Bank of America Merrill Lynch	Checking Disbursement Account	0174	10210	1,856,615	-	(1,968,737)	-	(112,122)	74905
62	17-31443 - ECC Management, LLC	Bank of America Merrill Lynch	Disbursement Account - Utility Escrow	2984	n/a	729,419	-	-	-	729,419	n/a
63	17-31443 - ECC Management, LLC	Bank of America Merrill Lynch	Disbursement Account - Prof Fees Escro	6029	6029	4,926,725	-	-	-	4,926,725	n/a
63	17-31447 - FCER Management, LLC	Bank of America Merrill Lynch	Exception Item Disbursement Account	7964	10240	364,704	-	-	-	364,704	1042
64	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	ACH Disbursement Account	6981	n/a	-	-	-	-	-	n/a
65	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Employee Funded FSA/HSA Account	9143	10250	42,478	-	-	-	42,478	2360
66	Currency on Hand	N/A	Currency on Hand	n/a	n/a	15,452	-	-	-	15,452	n/a
	Total					26,978,840	-	(1,968,737)	-	25,010,103

Monthly Operating Report
ACCRUAL BASIS-6

CASE NAME:	ADPT DFW Holdings LLC, et al.
CASE NUMBER:	17-31432 (jointly administered)

MONTH: July 2017

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS			
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1. Multiple	Salary	$ 484,112	$ 1,668,689
2. Multiple	Expense Reimbursement	14,411	110,050
3.			
4.			
5.			
6. TOTAL PAYMENTS TO INSIDERS		$498,523	$1,778,738

PROFESSIONALS					
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
1. Houlihan Lokey, Inc.	Docket 293 Dated June 6th, 2017 (Final Order Authorizing Use Of Cash Collateral)	As invoiced	-	307,667	$0
2. Epiq Bankruptcy Solutions		As invoiced	93,560	268,880	$141,242
3. Norton Rose Fulbright USLLP		As invoiced, net of holdback	1,578,868	1,578,868	$382,252
4. Focus Management Group USA, Inc.		As invoiced	2,600	2,600	$13,800
5. FTI Consulting, Inc.		As invoiced	-	-	$1,613,436
6. Akin Gump Strauss Hauer & Feld LLP		As invoiced, net of holdback	-	-	$1,419,736
7. CohnReznick LLP		As invoiced, net of holdback	-	-	$332,818
8. Quilling Selander Lownds Winslett Moser, P.C.		As invoiced, net of holdback	-	-	$4,972
9. Neubert, Pepe, & Monteith, P.C.		As invoiced, net of holdback	-	-	$20,358
10. U.S. Trustee		As invoiced	-	-	$194,125
11. Brown Rudnick LLP		As invoiced, net of holdback	-	-	$392,376
12.					
13. TOTAL PAYMENTS TO PROFESSIONALS			$1,675,028	$2,158,015	$3,928,614

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

The Debtors have paid an aggregate of $3,582,500 in rental obligations (equipment, land, buildings, etc.) in accordance with the terms of certain leases for July 2017

Monthly Operating Report
ACCRUAL BASIS-7

CASE NAME:	ADPT DFW Holdings LLC, et al.
CASE NUMBER:	17-31432 (jointly administered)

MONTH: July 2017

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	X	
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X	
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X	
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

3. The Debtors have receivables on account of intercompany transfers and transfer to Non-Debtor JV entities that have been made in the ordinary course of business

4. Payments have been made by Debtors in accordance with the critical vendor order(s)

5. The Court approved the DIP financing. See Docket #293

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X	
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X	
3.	PLEASE ITEMIZE POLICIES BELOW.		

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Refer to Insurance Order Docket #13

INSTALLMENT PAYMENTS			
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Refer to Insurance Order Docket # 13